Exhibit 10.4

FOURTH AMENDMENT TO INVESTMENT AGREEMENT

This Fourth Amendment to Investment Agreement dated as of May 7, 2024 (this “Fourth Amendment”) is made by and among (a) American Shared Hospital Services, a California corporation (“Purchaser”), (b) GenesisCare USA, Inc., a Florida corporation (as in existence on the date hereof, as a debtor-in-possession and a reorganized debtor, as applicable, “Seller”), and (c) GenesisCare USA Holdings, Inc., a Delaware corporation (as in existence on the date hereof, as a debtor-in-possession and a reorganized debtor, as applicable, “Topco”). Purchaser, Seller, and Topco are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement (as defined below).

RECITALS:

WHEREAS, the Parties are parties to that certain Investment Agreement dated as of November 10, 2023, as amended by that certain First Amendment to Investment Agreement dated as of March 1, 2024, as amended by that certain Second Amendment to Investment Agreement dated as of April 18, 2024, and as amended by that certain Third Amendment to Investment Agreement dated as of April 24, 2024 (collectively, the “Investment Agreement”);

WHEREAS, the Investment Agreement provides for, among other things, the sale by Seller to Purchaser of certain equity interests in: (i) Southern New England Regional Cancer Center, LLC, a Rhode Island limited liability company (“SNERCC”), and (ii) Roger Williams Radiation Therapy, LLC, a Rhode Island limited liability company (“RWRT”);

WHEREAS, the Investment Agreement additionally provides for, among other things, the sale by Seller to Purchaser of certain Acquired Assets (as defined in the Investment Agreement);

WHEREAS, the Purchaser desires for Seller, at the time of the Closing, to instead transfer certain of the Acquired Assets to SNERCC, and certain of the Acquired Assets to RWRT, as more particularly set forth in this Fourth Amendment;

WHEREAS, the Parties desire to amend the Investment Agreement pursuant to Section 9.5 of the Investment Agreement, as set forth below.

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Fourth Amendment and the Investment Agreement, as applicable, the Parties hereby agree as follows:

AGREEMENT:

1.        Notwithstanding any provision of the Investment Agreement to the contrary, the Parties understand and agree that the Acquired Assets consist of the following:

(i)	One (1) Elekta Versa HD, Serial Number 156363 located at 50 Maude Street, Providence, RI 02908 (the “RWRT Linac”);

(ii)	One (1) Elekta Versa HD, Serial Number 156364 located at 350 Toll Gate Road, Warwick, RI 02886 (the “SNERCC Linac”);

(iii)	Physician Group Agreement dated May 1, 2014 by and between Aetna Health Management, LLC and Seller (the “Aetna Payer Agreement”);

(iv)

Participating Group Provider Agreement dated April 21, 2015 by and between Blue Cross & Blue Shield of Rhode Island (“BCBSRI”) and Seller, as amended by that certain First Amendment to the Blue Cross & Blue Shield of Rhode Island Participating Group Provider Agreement dated September 10, 2020, as amended by that certain Second Amendment to the Blue Cross & Blue Shield of Rhode Island Participating Group Provider Agreement dated May 5, 2022, as amended by that certain Third Amendment to the Blue Cross & Blue Shield of Rhode Island Participating Group Provider Agreement dated June 10, 2022 (collectively, the “BCBSRI Payer Agreement”);

(v)	Amended and Restated Participation Agreement dated May 1, 2019 by and between Integra Community Care Network, LLC and SNERCC (the “Integra Managed Care Agreement”); and

(vi)

Provider Contract dated April 28, 2014 by and between PACE Organization of Rhode Island and Seller (the “PACE Payer Agreement”, and, together with the Aetna Payer Agreement and the BCBSRI Payer Agreement, the “Payer Agreements”).

2.        Notwithstanding any provision of the Investment Agreement to the contrary, at the Closing, the Seller shall convey the RWRT Linac to RWRT via a Bill of Sale in substantially the form attached hereto as Exhibit A.

3.        Notwithstanding any provision of the Investment Agreement to the contrary, at the Closing, the Seller shall convey the SNERCC Linac to SNERCC via a Bill of Sale in substantially the form attached hereto as Exhibit B.

4.        Notwithstanding any provision of the Investment Agreement to the contrary, at the Closing, the Seller shall convey the Seller’s rights and obligations under the Payer Agreements to RWRT, but only to the extent that said rights and obligations are strictly related to RWRT, and as set forth in an Assignment and Assumption Agreement which shall be substantially in the form attached hereto as Exhibit C.

5.        Notwithstanding any provision of the Investment Agreement to the contrary, at the Closing, the Seller shall convey the Seller’s rights and obligations under the Payer Agreements to SNERCC, but only to the extent that said rights and obligations are strictly related to SNERCC, and as set forth in an Assignment and Assumption Agreement which shall be substantially in the form attached hereto as Exhibit D.

6.        Seller represents and warrants to Purchaser that the Acquired Contract described in Exhibit B of the Investment Agreement as a “Managed Care Agreement” between Integra Community Care Network, LLC and Seller, and identified as “Original Contract Number 2185.5377C” is misidentified and is intended to describe the Integra Managed Care Agreement referenced above. Seller further represents and warrants that the Integra Managed Care Agreement is and shall at the time of the Closing be a Material Contract of SNERCC, and that it is subject to Seller’s representations and warranties set forth in the Investment Agreement, including, without limitation, Section 2.13 thereof. To the extent that Seller has any rights or obligations under the Integra Managed Care Agreement, Seller shall convey such rights and obligations to RWRT, but only to the extent that said rights and obligations are strictly related to RWRT, and as set forth in an Assignment and Assumption Agreement which shall be substantially in the form attached hereto as Exhibit C. To the extent that Seller has any rights or obligations under the Integra Managed Care Agreement, Seller shall convey such rights and obligations to SNERCC, but only to the extent that said rights and obligations are strictly related to SNERCC, and as set forth in an Assignment and Assumption Agreement which shall be substantially in the form attached hereto as Exhibit D.

7.        Seller represents and warrants to Purchaser that the Aetna Payer Agreement referenced above is the Acquired Contract described in Exhibit B of the Investment Agreement as a “Payer Agreement” between Aetna Health Management, LLC and Seller and is identified thereon as “Original Contract Number 2185.4910C”.

8.        Seller represents and warrants to Purchaser that the BCBSRI Payer Agreement referenced above is the Acquired Contract described in Exhibit B of the Investment Agreement as a “Payer Agreement” between Blue Cross Blue Shield of Rhode Island and Seller and is identified thereon as “Original Contract Number 2185.5136C”.

9.        Seller represents and warrants to Purchaser that the PACE Payer Agreement referenced above is the Acquired Contract described in Exhibit B of the Investment Agreement as a “Payer Agreement” between Pace Organization of Rhode Island and Seller and is identified thereon as “Original Contract Number 2185.4914C”.

10.      Except as expressly modified by this Fourth Amendment, all other terms of the Investment Agreement shall remain unchanged and in full force and effect.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, this Fourth Amendment to Investment Agreement has been duly executed as of the date set forth above.

PURCHASER:

AMERICAN SHARED HOSPITAL SERVICES

By:	/s/ Craig Tagawa
Name:	Craig Tagawa
Title:	President and Chief Operating Officer

SELLER:

GENESISCARE USA, INC.

By:	/s/ Shaden Marzouk
Name:	Shaden Marzouk, MD, MBA
Title:	Director and Authorized Signatory

TOPCO:

GENESISCARE USA HOLDINGS, INC.

By:	/s/ Shaden Marzouk
Name:	Shaden Marzouk, MD, MBA
Title:	Director and Authorized Signatory